UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Clockwise Core Equity & Innovation ETF

(TIME)

NYSE Arca, Inc.

Annual Report

August 31, 2023

Fund Adviser:

Clockwise Capital LLC

1395 Brickell Avenue, Unit 800

Miami, Florida 33131

(800) 610-6128

Management Discussion of Fund Performance (Unaudited)

Dear Investors,

2023 looks a lot different than 2022. Markets saw recovery from last year’s lows, while uncertainty around the interest rate environment abated as the majority of inflation data started to cool. This is not to say we are fully on the other side of the challenges resulting from COVID, the war in Ukraine, and gauging the lasting effects from higher interest rates, but we believe we are closer to the end than the beginning at this point.

For Fiscal Year 2023 (September 1, 2022 through August 31, 2023), Clockwise Core Equity & Innovation ETF (“TIME”) was up +20.15%. We remain optimistic about the portfolio’s future return potential as quarterly results continue to affirm our growth and margin expectations across our core holdings.

During the Fiscal Year, we changed our ETF name to Clockwise Core Equity & Innovation ETF. Previously, the ETF was named Clockwise Capital Innovation ETF. The genesis of the name change is attributable to better reflect how we manage risk in the portfolio. While the industry exposure for our holdings certainly takes an innovation bend to reflect longer term thematic investments, we are simultaneously actively managing for volatility in the short-term through strict valuation discipline, cash management, and inverse (“short”) ETFs as hedges when deemed appropriate.

Investing in longer term technology themes is critical for positioning portfolios to achieve necessary levels of growth for investors. However, we also understand that short term volatility can be uncomfortable to investors. Our “Core Equity” naming aims to better reflect the ETF as a core holding, offering the goal of better risk-adjusted returns relative to the S&P MidCap 400 Index benchmark.

That said, the returns generated for Fiscal Year 2023 can be attributed to two primary factors. First, the depressed expectations from 2022 facilitated material increases in earnings estimates across our top holdings. These include Nvidia, Amazon, Tesla, and Uber, among others. Second, the productivity benefits from artificial intelligence (AI) began to proliferate into the market from both an awareness perspective but also an operational one. This allowed for an increase in valuation multiples in tandem with upward estimate revisions.

On the macro front, recession risk was a prevalent theme for much of the year as the Federal Reserve (“Fed”) maintained its hawkish stance. In spite of all this, the probability of a soft landing also increased as estimates showed limited signs of slowing momentum. In his Jackson Hole August 2023 speech, however, Fed Chair Powell continued to seem unwavering in his position for higher rates for longer, despite the widely accepted downtrend of inflation data, including Consumer Price Index (CPI), Producer Price Index (PPI), and Personal Consumption Expenditures (PCE).

Management Discussion of Fund Performance (Unaudited)

(continued)

To be sure, energy prices remain uncertain, particularly amid production cuts and the continuing war in Ukraine. Though core inflation which strips out energy and food costs is moving in the right direction and we expect it to continue to do so.

Since last year, we have a much clearer picture of the technology cycle ahead of us. We are arguably in the first inning of a multi-year productivity boom fueled by AI. Whether it’s automating engineering functions, or producing scores of music for motion pictures to generate personalized advertising content at scale, AI can touch virtually every aspect of the economy. This is just the beginning.

As it relates to the economic cycle, the picture is less clear. Company performance and consumer demand were seemingly unaffected despite interest rate hikes for much of the year. The most recent quarter in 2Q23 further affirmed this. Meanwhile, on the supply front, much of the constraints have largely balanced out. That’s the clear part. The concern is that the Fed’s hawkish positioning and its determination to remain that way will “break” some part of the economy, or create a credit event crisis.

It was only a few months ago when Silicon Valley Bank and First Republic were teetering on the brink of failure. Continued hawkishness combined with the lagging effects of interest rate hikes, increase the probability of a harder landing and recession. Fed Chair Powell has about two years left in his tenure. He admittedly made the mistake of viewing inflation as transitory and raising rates too late in 2021, he is now teetering on the brink of a similar mistake, but on the other side of the equation. Interest rate decisions made for the balance of Calendar Year 2023 are critical to ascertaining which way the economy goes. If the Fed remains “data dependent” as Fed Chair Powell states, then the Fed still has a chance to pull off a soft landing.

We are preparing the portfolio for both potential outcomes of the economic cycle, without losing sight of the longer term opportunities presented by the upcoming boom period for the technology cycle.

Over the last several months, we have systematically lowered risk in the portfolio by transitioning from growth to value stocks, increasing cash balances, and lowering concentration of companies expensive on an earnings valuation basis. Further, we have tactically employed inverse ETFs as hedges during periods of elevated volatility.

Depending on how the economic cycle develops, we are prepared to take more drastic risk mitigation measures as needed. Conversely, should the soft landing probability increase, we are also prepared to lean into companies and sectors to take advantage of upward earnings momentum and gain from longer term thematic innovation exposure.

We remain confident for the year ahead in Fiscal Year 2024.

Investment Results (Unaudited)

Average Annual Total Returns* as of August 31, 2023

		Since
	One Year	Inception (1/27/2022)
Clockwise Core Equity & Innovation ETF - NAV	20.23%	(5.10)%
Clockwise Core Equity & Innovation ETF - Market Price	20.15%	(5.05)%
S&P MidCap 400® Index(a)	10.71%	4.60%

Total annual operating expenses, as disclosed in the Clockwise Core Equity & Innovation ETF (the “Fund”) prospectus dated December 29, 2022 was 0.96% of average daily net assets. Pursuant to its Investment Advisory Agreement, Clockwise Capital LLC (the “Adviser”) pays all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)). Additional information pertaining to the Fund’s expense ratio as of August 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 610-6128. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For more information about current performance, holdings or historical premiums/discounts, please visit the Fund’s website at https://clockwisefunds.com.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(a)	The S&P MidCap 400® Index is widely recognized unmanaged index consisting of mid-sized U.S. companies. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 610-6128. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Clockwise Core Equity & Innovation ETF (NAV) and the S&P MidCap 400® Index (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 made on January 27, 2022 (commencement of operations) and held through August 31, 2023.

The S&P MidCap 400® Index is widely recognized unmanaged index consisting of mid-sized U.S. companies. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 610-6128. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Clockwise Core Equity & Innovation ETF Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The investment objective of the Fund is long-term growth of capital.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Fund’s website at https://clockwisefunds.com.

Clockwise Core Equity & Innovation ETF
Schedule of Investments
August 31, 2023

COMMON STOCKS — 88.48%	Shares	Fair Value
Communications — 25.06%
Airbnb, Inc., Class A(a)	3,959	$520,806
Alphabet, Inc., Class A(a)	5,040	686,297
Meta Platforms, Inc., Class A(a)	2,814	832,634
Netflix, Inc.(a)	1,179	511,309
Spotify Technology SA(a)	3,446	530,581
Uber Technologies, Inc.(a)	26,307	1,242,480
		4,324,107
Consumer Discretionary — 14.77%
Amazon.com, Inc.(a)	10,638	1,468,150
Home Depot, Inc. (The)	1,000	330,300
Tesla, Inc.(a)	2,908	750,497
		2,548,947
Consumer Staples — 7.91%
Coca-Cola Co. (The)	8,410	503,170
Constellation Brands, Inc., Class A	1,990	518,514
Kroger Co. (The)	7,389	342,776
		1,364,460
Energy — 1.99%
Chevron Corp.	2,135	343,949

Financials — 4.66%
Coinbase Global, Inc., Class A(a)	2,163	172,175
JPMorgan Chase & Co.	1,944	284,466
Stifel Financial Corp.	5,341	347,271
		803,912
Health Care — 2.62%
AstraZeneca PLC - ADR	6,655	451,342

Industrials — 2.98%
Caterpillar, Inc.	1,827	513,625

Technology — 28.49%
Apple, Inc.	1,975	371,043
Broadcom, Inc.	398	367,310
Cisco Systems, Inc.	5,882	337,333
Datadog, Inc., Class A(a)	3,548	342,311
Microsoft Corp.	1,565	512,944
NVIDIA Corp.	2,823	1,393,291
S&P Global, Inc.	1,213	474,113
ServiceNow, Inc.(a)	895	527,003
Visa, Inc., Class A	2,406	591,106
		4,916,454

Total Common Stocks (Cost $14,166,809)		15,266,796

See accompanying notes which are an integral part of these financial statements.

Clockwise Core Equity & Innovation ETF
Schedule of Investments (continued)
August 31, 2023

EXCHANGE-TRADED FUNDS — 11.33%	Shares	Fair Value
ProShares UltraShort QQQ®	24,749	$314,807
SPDR® Bloomberg 1-3 Month T-Bill ETF	17,848	1,639,518
Total Exchange-Traded Funds (Cost $1,980,972)		1,954,325

Total Investments— 99.81% (Cost $16,147,781)		17,221,121

Other Assets in Excess of Liabilities — 0.19%		32,222

NET ASSETS — 100.00%		$17,253,343

(a)	Non-income producing security.

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Clockwise Core Equity & Innovation ETF
Statement of Assets and Liabilities
August 31, 2023

Assets
Investments in securities, at fair value (cost $16,147,781)	$17,221,121
Receivable for investments sold	409,809
Dividends receivable	42,510
Total Assets	17,673,440

Liabilities
Due to custodian	41,917
Payable for fund shares redeemed	3,834
Payable for investments purchased	331,925
Payable to Adviser	42,421
Total Liabilities	420,097
Net Assets	$17,253,343

Net Assets consist of:
Paid-in capital	12,948,479
Accumulated earnings	4,304,864
Net Assets	$17,253,343
Shares outstanding (unlimited number of shares authorized, no par value)	750,000
Net asset value per share	$23.00

See accompanying notes which are an integral part of these financial statements.

Clockwise Core Equity & Innovation ETF
Statement of Operations
For the Year Ended August 31, 2023

Investment Income
Dividend income (net of foreign taxes withheld of $254)	$365,402
Total investment income	365,402
Expenses
Adviser	383,618
Total operating expenses	383,618
Net investment loss	(18,216)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	13,853,201
Change in unrealized appreciation on:
Investment securities	1,726,993
Net realized and change in unrealized gain (loss) on investment securities	15,580,194
Net increase in net assets resulting from operations	$15,561,978

See accompanying notes which are an integral part of these financial statements.

Clockwise Core Equity & Innovation ETF
Statements of Changes in Net Assets

		For the
	For the Year	Period Ended
	Ended August	August 31,
	31, 2023	2022(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(18,216)	$(12,691)
Net realized gain (loss) on investment securities	13,853,201	(633,735)
Change in unrealized appreciation (depreciation) on investment securities	1,726,993	(653,653)
Net increase (decrease) in net assets resulting from operations	15,561,978	(1,300,079)

Capital Transactions
Proceeds from shares sold	51,113,510	8,596,285
Amount paid for shares redeemed	(54,204,283)	(2,514,068)
Net increase (decrease) in net assets resulting from capital transactions	(3,090,773)	6,082,217
Total Increase in Net Assets	12,471,205	4,782,138

Net Assets
Beginning of period	$4,782,138	$—
End of period	$17,253,343	$4,782,138

Share Transactions
Shares sold	2,975,000	350,000
Shares redeemed	(2,475,000)	(100,000)
Net increase in shares outstanding	500,000	250,000

(a)	For the period January 27, 2022 (commencement of operations) to August 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Clockwise Core Equity & Innovation ETF
Financial Highlights
(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	August 31,	August 31,
	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$19.13	$25.00
Investment operations:
Net investment loss	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	3.89	(5.82)
Total from investment operations	3.87	(5.87)
Net asset value, end of period	$23.00	$19.13
Market price, end of period	$23.02	$19.16
Total Return(b)	20.23%	(23.48	%) (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$17,253	$4,782
Ratio of expenses to average net assets	0.95%	0.95	% (d)
Ratio of net investment loss to average net assets	(0.05)%	(0.51	)% (d)
Portfolio turnover rate(e)	283%	54	% (c)

(a)	For the period January 27, 2022 (commencement of operations) to August 31, 2022.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements
August 31, 2023

NOTE 1. ORGANIZATION

Clockwise Core Equity & Innovation ETF (the “Fund”) (formerly Clockwise Capital Innovation ETF) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified series of Capitol Series Trust (the “Trust”) on December 8, 2021. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 as amended and restated November 18, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Clockwise Capital LLC (the “Adviser”). The investment objective of the Fund is long-term growth of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended,

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). The Adviser has agreed to pay all regular and recurring expenses of the Fund under terms of the management agreement.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

For the fiscal year ended August 31, 2023, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings
Paid-In Capital	(Deficit)
$9,944,320	$(9,944,320)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$15,266,796	$—	$—	$15,266,796
Exchange-Traded Funds	1,954,325	—	—	1,954,325
Total	$17,221,121	$—	$—	$17,221,121

(a)	Refer to Schedule of Investments for sector classifications.

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the investment advisory agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. Pursuant to its Agreement, the Adviser is required to pay all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) so that total annual fund operating expenses remain at 0.95% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2023, the Adviser earned a fee of $383,618 from the Fund. At August 31, 2023, the Fund owed the Adviser $42,421 relating to the Adviser fee.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved by the Board.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting through March 31, 2023. Effective April 1, 2023, the annual retainer increased to $1,625 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of Ultimus. Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2023, purchases and sales of investment securities, other than short-term investments, were $103,877,573 and $97,758,886, respectively.

For the fiscal year ended August 31, 2023, purchases and sales for in-kind transactions were $43,286,788 and $52,448,198, respectively.

For the fiscal year ended August 31, 2023, the Fund incurred net realized gains of $10,230,651 on in-kind redemptions.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2023.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). For the fiscal year ended August 31, 2023, the Fund received $10,250 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Variable
Fixed Fee	Charge
$250	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,233,266
Gross unrealized depreciation	(223,624)
Net unrealized appreciation on investments	$1,009,642
Tax cost of investments	$16,211,479

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,300,061
Undistributed long-term capital gains	13,377
Accumulated capital and other losses	$(18,216)
Unrealized appreciation on investments	1,009,642
Total accumulated earnings	$4,304,864

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had Qualified Late Year Ordinary Losses of $18,216.

NOTE 8. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

Non-Diversification Risk - The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

Sector Risk - If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2023, the Fund had 28.49% and 25.06% of the value of its net assets invested in stocks within the Technology and Communications sectors, respectively.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

On September 5, 2023, Strategic Wealth Partners, Ltd., an SEC-registered investment adviser located in Independence, Ohio (“SWP”), initiated a breach of contract lawsuit seeking monetary damages in the United States District Court of the Northern District of Ohio against Clockwise Capital, LLC (“Clockwise”), the investment adviser to the Clockwise Core Equity & Innovation ETF (“the Fund”). Clockwise, located in Miami, Florida is also an SEC-registered investment adviser.

In the lawsuit, captioned Strategic Wealth Partners, Ltd. Plaintiff v. Clockwise Capital LLC, Defendant, Case No. 1:23-cv-01733-CEF (N.D. Ohio), SWP alleged that Clockwise had breached an Investment Research and Consulting Agreement (“IRCA Agreement”) that the parties had entered into on December 2, 2022 by failing to pay SWP the compensation called for by the IRCA Agreement. Under the IRCA Agreement, Clockwise retained SWP to provide ongoing investment research and consulting services with respect to Clockwise’s management of the assets in various individual and institutional accounts, including the Fund.

Clockwise Core Equity & Innovation ETF
Notes to the Financial Statements (continued)
August 31, 2023

Shortly after the lawsuit was initiated, the parties entered into settlement negotiations, and on September 19, 2023 executed a written agreement specifying the damages that Clockwise would pay to SWP in full settlement of the lawsuit, and establishing a time frame for such payment. On September 29, 2023, Clockwise wired full payment to SWP in the amount specified. Upon notification of the payment to the Court, the Court dismissed the case with prejudice on October 2, 2023.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Clockwise Core Equity & Innovation ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Clockwise Core Equity & Innovation ETF (the “Fund”) (formerly Clockwise Capital Innovation ETF) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets, and financial highlights for the year ended August 31, 2023, and the period from January 27, 2022 (commencement of operations) through August 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year ended August 31, 2023 and the period from January 27, 2022 (commencement of operations) through August 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and broker, when replies were not received from broker, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

October 27, 2023

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period(a)	Annualized Expense Ratio
Clockwise Core Equity & Innovation ETF
Actual	$ 1,000.00	$ 1,258.20	$ 5.41	0.95%
Hypothetical(b)	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 15 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).
Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013	Principal Occupation(s): President, US Health Holdings, a division of Ascension Insurance (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021	Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (“Ultimus”) and a member of the board of managers of Ultimus Fund Distributors, LLC and Northern Lights Compliance Services, LLC, each an affiliate of Ultimus (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)	Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).
Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014	Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).
Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): President, Northern Lights Compliance Services, LLC (2023 to present).

Previous Position(s): Senior Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to January 2023).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021	Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).
Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016	Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 610-6128 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 610-6128 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Walter B. Grimm, Chairman	Ernst & Young LLP
David James	221 East 4th Street, Suite 2900
Lori Kaiser	Cincinnati, OH 45202
Janet Smith Meeks
Mary Madick

OFFICERS	LEGAL COUNSEL
Matthew J. Miller, Chief Executive Officer and President	Practus, LLP
Zachary P. Richmond, Chief Financial Officer and Treasurer	11300 Tomahawk Creek Parkway, Suite 310
Martin R. Dean, Chief Compliance Officer	Leawood, KS 66211
Paul F. Leone, Secretary

INVESTMENT ADVISER	CUSTODIAN AND TRANSFER AGENT
Clockwise Capital LLC	Brown Brothers Harriman & Co.
1395 Brickell Ave, Unit 800	50 Post Office Square
Miami, FL 33131	Boston, MA 02110

DISTRIBUTOR	ADMINISTRATOR AND FUND ACCOUNTANT
Northern Lights Distributors, LLC	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100	225 Pictoria Drive, Suite 450
Elkhorn, NE 68022	Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC

Clockwise-AR-23

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Clockwise Core Equity & Innovation ETF:	FY 2023	$12,650
	FY 2022	$12,050

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Clockwise Core Equity & Innovation ETF:	FY 2023	$0
	FY 2022	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Clockwise Core Equity & Innovation ETF:	FY 2023	$4,015
	FY 2022	$3,825

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Clockwise Core Equity & Innovation ETF:	FY 2023	$0
	FY 2022	$0
(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Advisers

FY 2023	$4,015	$0
FY 2022	$3,825	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee member is Lori Kaiser.

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	November 02, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	November 02, 2023

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	November 02, 2023